Exhibit 10.2

Registration Rights Agreement

By and Among

Northern Oil & Gas, Inc.

and

Deephaven MCF Acquisition LLC

April 14, 2008

TABLE OF CONTENTS
Page

ARTICLE 1  Definitions [INSERT PAGE NUMBER]

ARTICLE 2  Registration Rights [INSERT PAGE NUMBER]

2.1              Required Registration [INSERT PAGE NUMBER]
2.2              Current Public Information [INSERT PAGE NUMBER]
2.3              Registration Procedures. 3
2.4              Fees and Expenses 5
2.5              Indemnification [INSERT PAGE NUMBER]
2.6              Participation in Registrations [INSERT PAGE NUMBER]

ARTICLE 3  Transfers of Certain Rights [INSERT PAGE NUMBER]

3.1              Transfer [INSERT PAGE NUMBER]
3.2              Transferees [INSERT PAGE NUMBER]
3.3              Subsequent Transferees [INSERT PAGE NUMBER]

ARTICLE 4  Miscellaneous [INSERT PAGE NUMBER]

4.1              Recapitalizations, Exchanges, etc [INSERT PAGE NUMBER]
4.2              No Inconsistent Agreements [INSERT PAGE NUMBER]
4.3              Amendments and Waivers [INSERT PAGE NUMBER]
4.4              Severability [INSERT PAGE NUMBER]
4.5              Counterparts [INSERT PAGE NUMBER]
4.6              Notices [INSERT PAGE NUMBER]
4.7              Governing Law [INSERT PAGE NUMBER]
4.8              Forum; Service of Process [INSERT PAGE NUMBER]
4.9              Captions [INSERT PAGE NUMBER]
4.10              No Prejudice [INSERT PAGE NUMBER]
4.11              Words in Singular and Plural Form [INSERT PAGE NUMBER]
4.12              Remedy for Breach [INSERT PAGE NUMBER]
4.13              Successors and Assigns, Third Party Beneficiaries [INSERT PAGE NUMBER]
4.14              Entire Agreement [INSERT PAGE NUMBER]
4.15              Attorneys’ Fees [INSERT PAGE NUMBER]
4.16              Termination of Rights [INSERT PAGE NUMBER]

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 14, 2008, is entered into by and among NORTHERN OIL & GAS, INC., a Nevada corporation (the "Company"), and DEEPHAVEN MCF ACQUISITION LLC, a Delaware limited liability company (the "Purchaser").

Recitals:

A.           The Company desires to issue certain shares of its Common Stock to the Purchaser (the "Shares") pursuant to the terms of that certain agreement, dated as of April 14, 2008, by and between the parties, attached hereto as Exhibit A (the "Purchase Agreement");

B.           It is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement that the Company provide for the rights set forth in this Agreement; and

C.           Certain terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE 1
Definitions

"Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by such Person.  As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

"Common Stock" means the common stock, par value $0.001 per share, of the Company.

"Company" has the meaning set forth in the preamble.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Indemnified Party" has the meaning set forth in Section 2.5.

"Losses" has the meaning set forth in Section 2.5.

"Person" means any individual, company, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

"Purchase Agreement" has the meaning set forth in the recitals.

"Purchaser" has the meaning set forth in the preamble.

"Registration Period" means the two years, plus any additional periods required by the second paragraph of Section 2.1, during which the Registration Statement contemplated by Section 2.1 is required to remain effective.

"Registrable Securities" means, subject to the immediately following sentences, (i) shares of Common Stock acquired by the Purchaser from the Company pursuant to the Purchase Agreement, and (ii) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  In addition, any particular shares of Common Stock constituting Registrable Securities will cease to be Registrable Securities when they (x) have been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering them, (y) have been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act), or (z) are eligible for resale under Rule 144 (or by similar provision under the Securities Act) without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

"Registration Statement" means a registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, such other appropriate registration form of the SEC pursuant to which the Company is eligible to register the resale of Registrable Securities) filed by the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, that shall permit the Purchaser to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, the Registrable Securities.

"Representatives" has the meaning set forth in Section 2.5.

"Required Filing Date" has the meaning set forth in Section 2.1.

"Required Registration Statement" has the meaning set forth in Section 2.1.

"SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Shares" has the meaning set forth in the recitals.

ARTICLE 2
Registration Rights

2.1           Required Registration.  The Company shall use its best efforts to prepare and as promptly as possible after the date of issuance of any Shares pursuant to the terms of the Purchase Agreement, but in any event not later than ninety (90) days from the issuance of such Shares (the "Required Filing Date"), cause a Registration Statement to be declared effective under the Securities Act (the "Required Registration Statement").  The Company agrees to include in the Required Registration Statement all information that the Purchaser shall reasonably request.  If the Company fails to file the Required Registration Statement or if the Registration Statement is not effective within the periods set forth above, the Company shall pay the Purchaser an amount per month equal to one and one-half percent (1.5%) of the premium for which such Shares were issued at the beginning of each thirty (30) day period following the Registration Period in immediately available federal funds by wire transfer to an account Purchaser designates to the Company.  Notwithstanding anything in this Agreement to the contrary, to the extent that the Company issues Shares on more than one date of issuance to the Purchaser pursuant to the terms of the Purchase Agreement, the terms of this Agreement shall apply to each such issuance of Shares and the periods set forth above shall commence with respect to each such issuance of Shares from the date on which each such issuance occurs.

The Company shall use its best efforts to keep the Required Registration Statement continuously effective for a period of two (2) years after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to 2.3(e) or 2.3(i), or such shorter period as will terminate when all of the Registrable Securities covered by the Required Registration Statement have been disposed of in accordance with the Required Registration Statement or have otherwise ceased to be Registrable Securities.  In the event the Company shall give any notice pursuant to Sections 2.3(e) or 2.3(i), the additional time period mentioned in this Section 2.1 during which the Required Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 2.3(e) or 2.3(i) to and including the date the Purchaser covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Sections 2.3(e).

2.2           Current Public Information.  The Company covenants that it will use its best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will use its best efforts to take such further action as the Purchaser may reasonably request, all to the extent required to enable the Purchaser to sell Registrable Securities pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.  The Company shall, upon the request of a the Purchaser, deliver to the Purchaser a written statement as to whether it has complied with such requirements during the twelve (12) month period immediately preceding the date of such request.

           2.3           Registration Procedures.  The Company will use its best efforts to effect the registration of Registrable Securities pursuant to this Agreement in accordance with the intended methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)           before filing the Registration Statement, the Company will furnish to the counsel selected by the Purchaser a copy of such Registration Statement, and will provide such counsel with all correspondence with the SEC regarding the Registration Statement;

(b)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period provided for in Section 2.1;

(c)           furnish to the Purchaser such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Purchaser;

(d)           use its best efforts to register or qualify such Registrable Securities under such other state securities or blue sky laws as the Purchaser reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Purchaser to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Purchaser and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(e)           notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Purchaser, the Company will as soon as possible prepare and furnish to the Purchaser a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be approved for trading on any automated quotation system of a national securities association on which similar securities of the Company are quoted;

(g)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(h)           enter into such customary agreements (including, if applicable, underwriting agreements) and take all other customary and appropriate actions as the Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)           notify the Purchaser of any stop order issued or threatened by the SEC or any pending proceeding against the Company under Section 8A of the Securities Act in connection with an offering of Registrable Securities;

(j)           otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)           in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts to promptly obtain the withdrawal of such order;

(l)           if requested by the Purchaser, obtain one or more comfort letters, dated the effective date of the Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the Purchaser reasonably requests;

(m)           provide a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(n)           subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by the Purchaser, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Registration Statement, and any attorney, accountant or other agent retained by the Purchaser or any managing underwriter, if any, during normal business hours of the Company at the Company’s corporate office and without unreasonable disruption of the Company’s business or unreasonable expense to Company and solely for the purpose of due diligence with respect to the Registration Statement, legally disclosable, financial and other records and pertinent corporate documents of the Company reasonably requested by such persons, and cause the Company’s employees and independent accountants to supply all similar information reasonably requested by any the Purchaser, managing underwriter, attorney, accountant or agent in connection with the Registration Statement, as shall be reasonably necessary to enable them to exercise their due diligence responsibility;

(o)           cooperate with the Purchaser and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority;

(p)           file all Registration Statements and any amendments and supplements thereto electronically through the SEC's Edgar filing system; and

(q)           take all other steps reasonably necessary to effect the registration of the. Registrable Securities contemplated hereby.

           2.4           Fees and Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by the Company, fees and expenses of compliance by the Company with securities or blue sky laws, printing expenses of the Company, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company, and other Persons retained by the Company will be borne by the Company, and the Company will pay its internal expenses (including, without limitation, all salaries and expenses of the Company’s employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of the Company and the expenses and fees for listing or approval for trading of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on any automated quotation system of a national securities association on which similar securities of the Company are quoted.

           2.5           Indemnification.

(a)           The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Purchaser and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the "Representatives") from and against any loss, claim, damage, liability, attorney’s fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Losses"), joint or several, and any action in respect thereof to which the Purchaser or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon (i) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse the Purchaser and its Representatives for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Company shall not be liable to the Purchaser or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Purchaser or its Representatives expressly for use therein and, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, to the extent that a prospectus relating to the Registrable Securities was required to be delivered by the Purchaser under the Securities Act in connection with such purchase, there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final prospectus that corrects such untrue statement or alleged untrue statement or omission or alleged omission if the Company had previously furnished copies thereof to the Purchaser or (y) use of a Registration Statement or the related prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a prospectus when use of such prospectus has been suspended pursuant to 2.3(e) or 2.3(i); provided that in each case the Purchaser received prior written notice of such stop order, initiation of proceedings or suspension from the Company.  In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Purchaser.

(b)           In connection with the filing of the Registration Statement by the Company pursuant to this Agreement, the Purchaser will furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement and the related prospectus and, to the fullest extent permitted by law, the Purchaser will indemnify and hold harmless the Company and its Representatives from and against any Losses, severally but not jointly, and any action in respect thereof to which the Company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable Securities during a suspension as set forth in 2.3(e) or 2.3(i) in each case after receipt of written notice of such suspension, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Purchaser expressly for use therein or by failure of the Purchaser to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto, and the Purchaser will reimburse the Company and each Representative for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Purchaser shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, the Purchaser has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto that corrected or made not misleading information previously furnished to the Company.  The obligation of the Purchaser to indemnify the Company and its Representatives shall be limited to the net proceeds received by the Purchaser from the sale of Registrable Securities under such Registration Statement.  In no event, however, shall the Purchaser be liable for indirect, incidental or consequential or special damages of any kind.

(c)           Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 2.5(a) or 2.5(b) (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), promptly notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party under Section 2.5(a) or 2.5(b) except to the extent of any actual prejudice resulting therefrom.  If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party.  Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

(d)           If the indemnification provided for in this Section 2.5 is unavailable to the Indemnified Parties in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchaser on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Purchaser on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.5, the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Purchaser were offered to the public exceeds the amount of any Losses which the Purchaser has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Purchaser’s obligations to contribute pursuant to this Section 2.5 is several in the proportion that the proceeds of the offering received by the Purchaser bears to the total proceeds of the offering received by the Purchaser.  The indemnification provided by this Section 2.5 shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any Registrable Securities by the Purchaser and the expiration or termination of this Agreement.  The indemnity and contribution agreements contained herein are in addition to any liability that any Indemnifying Party might have to any Indemnified Party.

           2.6           Participation in Registrations.

(a)           No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

(b)           Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.3(e) or 2.3(i) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 2.3(e) and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Purchaser’s possession of such documents at the time of receipt of such notice.  Furthermore, the Purchaser agrees that if the Purchaser uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Purchaser will use only the latest version of such prospectus provided by Company.

ARTICLE 3
Transfers of Certain Rights

3.1           Transfer.  The rights granted to the Purchaser under this Agreement are non-transferable except in connection with a transfer of Registrable Securities in accordance with the terms and conditions of the Purchase Agreement, provided that any such transfer shall be subject to the provisions of Sections 3.2 and 3.3; provided further that nothing contained herein shall be deemed to permit an assignment, transfer or disposition of the Registrable Securities in violation of applicable law.

           3.2           Transferees.  Any permitted transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Purchaser under this Agreement to the same extent as if such transferee were a Purchaser hereunder.

           3.3           Subsequent Transferees.  A transferee to whom rights are transferred pursuant to this Section 3 may not again transfer such rights to any other person or entity, other than as provided in Sections 3.1 or 3.2 above.

ARTICLE 4
Miscellaneous

           4.1           Recapitalizations, Exchanges, etc.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of Common Stock into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company, and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Purchaser on terms substantially the same as this Agreement as a condition of any such transaction.

           4.2           No Inconsistent Agreements.  The Company has not and shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchaser in this Agreement.  The Parties acknowledge and agree that the Company may grant registration rights hereafter, which shall be pari passu with the registration rights of the Purchaser, and shall not be deemed to conflict with this covenant.

           4.3           Amendments and Waivers.  The provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of the Purchaser.

           4.4           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid wider applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           4.5           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           4.6           Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by facsimile (provided that delivery by facsimile shall be followed by delivery of an additional copy personally, by mail or overnight courier), one day after being delivered by overnight courier or four business days after being mailed by registered or certified mail (postage prepaid for the most expeditious form of delivery, return receipt requested), to the parties at the following addresses (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company, to:

Northern Oil and Gas, Inc.
315 Manitoba Avenue – Suite 200
Wayzata, Minnesota 55391
Attention:  Chief Executive Officer

Telephone:                      (952) 476-9800
Facsimile:                      (952) 476-9801

If to a Purchaser, to:

The address or facsimile number of the Purchaser set forth
on the signature page of this Agreement.

4.7           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, notwithstanding any conflict of law provision to the contrary.

4.8           Forum; Service of Process.  Any legal suit, action or proceeding brought by any party or any of its Affiliates arising out of or based upon this Agreement shall be instituted in any federal or state court in the State of Minnesota, and each party waives any objection which it may now or hereafter have to the laying of venue or any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

4.9           Captions.  The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

4.10           No Prejudice.  The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

4.11           Words in Singular and Plural Form.  Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

4.12           Remedy for Breach.  The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Purchaser would have no adequate remedy at law and could suffer substantial and irreparable damage.  Accordingly, the Company hereby agrees that, in such event, the Purchaser shall be entitled, and notwithstanding any election by the Purchaser to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies that the Purchaser may have at law or in equity.

4.13           Successors and Assigns, Third Party Beneficiaries.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each assignee of the Purchaser permitted pursuant to Article 3 and their respective permitted successors and assigns and executors, administrators and heirs.

4.14           Entire Agreement.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.15           Attorneys’ Fees.  In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and expenses of such action or suit from the other party in addition to any other relief ordered by any court.

4.16           Termination of Rights.  Upon the expiration of the Registration Period all rights of the Purchaser under Section 2.1 of this Agreement will terminate.  All rights under this Agreement will terminate when the Purchaser no longer hold any Registrable Securities.

4.17           Force Majeure.  Notwithstanding anything to the contrary in this Agreement, no party to this Agreement will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including natural disasters, war, embargo, riot, sabotage, labor shortage, act of terrorism, or governmental act, provided that the delayed party (a) gives the other parties prompt notice of such cause, and (b) uses reasonable commercial efforts to correct promptly such failure or delay in performance.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date and year first written above.

COMPANY:

NORTHERN OIL & GAS, INC.

By:   /s/ Michael L. Reger
Title:   Chief Executive Officer

PURCHASER:

DEEPHAVEN MCF ACQUISITION LLC
BY: DEEPHAVEN CAPITAL MANAGEMENT LLC
ITS: MANAGING MEMBER

   /s/ Dax Atkinson

By:   Dax Atkinson

Title:   Assistant Secretary
ADDRESS:                      130 Cheshire Lane, Suite 102
Minnetonka, MN  55305

Telephone: (952) 249-5700
Facsimile: (952) 249-5320

Exhibit A

See attached agreement, dated as of April 14, 2008, by and between Deephaven MCF Acquisition LLC and Northern Oil and Gas, Inc.